Related Party Transactions	12 Months Ended
Dec. 31, 2020
Gemini Direct Investment LLC and Subsidiaries [Member]
Related Party Transactions

9. RELATED PARTY TRANSACTIONS

During 2019, the Company sold a domain name to a related party. See Note 5.

The Company has various related party receivables and payables. As of December 31, 2020 and 2019, related party receivables totaled $26,348,722 and $18,086,825, respectively. As of December 31, 2020 and 2019, related party payables totaled $7,574,978 and $5,917,823, respectively.

Related party receivables are due to the Company from related entities as follows:

	2020	2019
TVP	$1,564,413	$431,676
Media Lodge, Inc.	1,578,389	456,500
Reserve for receivables from Media Lodge, Inc.	(1,334,662)	(531,468)
Media Lodge, LLC	242,746	829,193
GDI Air	1,928,725	1,757,725
Other related parties	22,369,161	15,143,199
	$26,348,772	$18,086,825

The majority of receivables from Media Lodge, Inc. have been reserved due to its Chapter 11 bankruptcy filing.

No related party payables are due to unconsolidated subsidiaries.

During 2016, the Company entered into a note receivable agreement with a related party for

$28,500,000. The note accrues interest at 1.9% per year. Interest payments are due annually at each anniversary date, and principal is due at maturity on August 23, 2036. The Company recorded interest income of approximately $542,000 during 2020 and 2019, respectively.

In 2013, GBI contributed $250,000 in the initial setup of a micro captive on behalf of the member. The Company paid premiums on behalf of related entities to the micro captive. Premiums totaled $1,087,070 and $1,081,626 for years ended 2020 and 2019, respectively. These premiums have been allocated as expenses to the related entities. At December 31, 2020 and 2019, receivables related to payments made to the micro captive on behalf of other entities were $5,510,033 and $4,957,157, respectively.